Exhibit 10.31

psp

CONTINUING GUARANTY (CARVE OUT) This Continuing Guaranty (this “Guaranty”), dated as of May 12, 2021 (the “Effective Date”), is made by COREY R. MAPLE (the “Guarantor”) in favor of EPH DEVELOPMENT FUND LLC, a Delaware limited liability company (“Lender”). RECITALS: LF3 El Paso, LLC, a Delaware limited liability company and LF3 EL PASO TRS, A. LLC, a Delaware limited liability company (collectively, “Borrower”) are indebted to Lender pursuant to the Amended and Restated Promissory Note in the principal amount of $7,900,000 dated the Effective Date from Borrower payable to the order of Lender, issued pursuant to the Loan Agreement (defined below). B. The value of the consideration and benefit received and to be received by Guarantor, directly or indirectly, as a result of Lender’s extension of credit to Borrower is a substantial and direct benefit to Guarantor. C. As a condition to extending credit to Borrower, Lender requires Guarantor to guaranty the indebtedness of Borrower to Lender. For good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, and to induce Lender, at its option, at any time or from time to time to lend money to Borrower, the Guarantor hereby agrees as follows: 1. As used herein, the following terms have the meanings assigned; provided however, capitalized terms used herein but not defined will have the meaning assigned to such terms in the Loan Agreement: “Event of Default” has the meaning ascribed to such term in the Loan Agreement. “Guaranteed Obligations” means (a) any loss, damage, claim, demand, cost or other liability (including, without limitation, reasonable attorneys’ fees, legal expenses and other costs) Lender may suffer as a result of any one or more of the following: (i) willful misconduct, commission of a criminal act, or fraud or intentional or willful misrepresentation in connection with the Loan or the Loan Documents by Borrower, Borrower Representative, a Guarantor, or any of their employees, officers, directors, owners, or affiliates, (ii) waste of the Property caused by the acts of, or failure to act by, Borrower, a Guarantor, or Manager or any of their employees, officers, directors, owners, or affiliates or the removal of any property from the Property during a continuance of an Event of Default, (iii) intentional failure to pay property or other taxes, assessments or charges to the extent that Borrower has sufficient cash flow available, and such failure is not promptly corrected upon Guarantor becoming aware of such failure; CONTINUING GUARANTY (CARVE OUT), PAGE 1

(iv) failure to maintain insurance as required by the Loan Documents, and such failure is not promptly corrected upon Guarantor becoming aware of such failure, (v) failure to deliver any insurance or condemnation proceeds or awards received by Borrower to Lender or to otherwise apply such sums as required under the terms of the Loan Documents, and such failure is not promptly corrected upon Guarantor becoming aware of such failure, (vi) failure to apply any rents, royalties, accounts, revenues, income, issues, profits and other benefits from the Property which are collected or received by Borrower during the continuance of any Event of Default or after acceleration of the indebtedness and other sums owing under the Loan Documents to the payment of such indebtedness, and such failure is not promptly corrected upon Guarantor becoming aware of such failure, (vii) any breach of any covenant or the failure of Borrower to perform any obligation in any of the Loan Documents regarding hazardous materials or hazardous substance, (viii) misappropriation or misapplication of any funds from any account pledged by Borrower to Lender under any of the Loan Documents, and such funds arenotpromptly returneduponGuarantorbecomingawareof such misappropriation or misapplication, or (ix) the failure of Borrower or Borrower SPE Owner GP to comply with Section 5.12 or Schedule 4 of the Loan Agreement, and such failure is not promptly corrected upon Guarantor becoming aware of such failure. (b) if a Full Recourse Event occurs, all indebtedness of every kind and character, whether now existing or hereafter arising, of Borrower to Lender, whether direct or indirect, primary or secondary, joint or several, fixed or contingent and whether evidenced by note, draft, open account, acceptance, overdraft, line of credit, endorsement, guaranty, security agreement, loan agreement, application for letter of credit or otherwise, together with interest thereon, and the full and prompt performance when due all of the covenants, agreements and other obligations undertaken by Borrower in the Loan Documents, and (c) any and all costs, reasonable attorneys’ fees and expenses incurred or expended by Lender in collecting any of the foregoing indebtedness/obligations or due to any default in the performance of the foregoing obligations or in enforcing any right granted hereunder or under the other Loan Documents. “Debt” has the meaning ascribed to such term in the Loan Agreement. “Full Recourse Event” means (a) a Transfer (other than a Permitted Transfer) occurs, or (b) a receiver, liquidator, or trustee will be appointed for Borrower or Borrower Representative, or Borrower or Borrower Representative will be adjudicated a bankrupt or insolvent, or any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, will be filed by or against, consented CONTINUING GUARANTY (CARVE OUT), PAGE 2 to, orchestrated or participated in the orchestration of, acquiesced in by, aided, solicited or supported by, colluded to be caused by, or failed to be contested by Borrower or Borrower Representative, as the case may be, or any proceeding for the dissolution or liquidation of Borrower or Borrower Representative will be instituted, provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to, not aided, solicited, supported, colluded to be caused or orchestrated by, not participated in the orchestration of by, not acquiesced in by, and properly contested by Borrower or Borrower Representative, as the case may be, only upon the same not being discharged, stayed or dismissed within 60 days. “Loan Agreement” means that certain Loan Agreement dated of even date herewith between Borrower and Lender. “Loan Documents” means each and every note, deed of trust, mortgage, draft, line of credit, loan agreement, application for letter of credit, interest rate protection agreement, guaranty or other similar document or instrument (if any) at any time and from time to time executed in connection with the Guaranteed Obligations, all amendments, modifications, restatements, supplements, endorsements, renewals, extensions and rearrangements thereof and substitutions therefor, and each and every deed of trust, mortgage, security agreement, pledge, assignment or other similar instrument (if any), at any time and from time to time securing, in whole or in part, the Guaranteed Obligations. “Net Worth” means a net worth (excluding goodwill, patents, trademarks and other similar intangible assets, but including prepaid expenses and unamortized commitment fees) calculated in accordance with GAAP (as defined in the Loan Agreement). “Obligations” as defined in the Loan Agreement. 2. Guarantor unconditionally guarantees unto Lender the prompt and complete payment when due (whether at its stated maturity, by acceleration or otherwise) and performance of the Guaranteed Obligations in accordance with the terms of the Loan Documents. 3. This Guaranty is unconditional and absolute, and if for any reason all or any portion of the Guaranteed Obligations is not paid promptly when due, Guarantor will immediately pay the same to Lender or any other Person entitled thereto, regardless of any defense, right of setoff or counterclaim which Borrower may have or assert and regardless of any other condition or contingency. 4. The obligations, covenants, agreements and duties of Guarantor under this Guaranty will in no way be affected or impaired by reason of the happening from time to time of any of the following with respect to the Loan Documents, without the necessity of any notice to, or further consent of Guarantor: (a) the release or waiver, by operation of law or otherwise, of the performance or observance by Borrower or any co-guarantor, surety, endorser or other obligor of any express or implied agreement, covenant, term or condition in any of the Loan Documents to be performed or observed by such party, (b) the extension of the time for the payment of all or any portion of the Guaranteed Obligations or any other sums payable under the Loan Documents or the extension of time for the performance of any other obligation under, arising out of or in connection with the Loan Documents, (c) the supplementing, modification or amendment (whether material or otherwise) of any of the Loan Documents or of the obligations of Borrower, CONTINUING GUARANTY (CARVE OUT), PAGE 3

Guarantor or any surety for Borrower set forth in the Loan Documents or otherwise, (d) any failure, omission, delay or lack of diligence on the part of Lender, or any other Person, to enforce, assert or exercise any right, privilege, power or remedy conferred on Lender, or any other Person in any of the Loan Documents, or any action on the part of Lender, or such other Person granting indulgence or extension of kind, (e) the release of any security under any deed of trust, mortgage, security agreement, pledge, assignment or other Loan Document, or the release, modification, waiver or failure to enforce any pledge, security device, insurance agreement, bond or other guaranty, surety or indemnity agreement whatsoever, (f) the release, modification, waiver or failure to enforce any right, benefit, privilege or interest under any contract or agreement, under which the rights of Borrower or any other obligor have been collaterally or absolutely assigned, or in which a security interest has been granted to Lender as direct or indirect security for payment of the Guaranteed Obligations or performance of any obligations to Lender, (g) the voluntary or involuntary liquidation, dissolution, sale of any collateral, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or deficiency readjustment of debt of, or other similar proceedings affecting Borrower or any other surety for Borrower or any of the assets of Borrower, (h) any failure to acquire, perfect or to maintain perfection of any lien on or security interest in any collateral securing payment of the Guaranteed Obligations or any portion thereof or performance of Borrower’s or any other person’s obligations under the Loan Documents or securing this Guaranty, or (i) the insanity, minority or other disability or bankruptcy, insolvency, death or corporate dissolution of Borrower (even though the same will render the Guaranteed Obligations void or unenforceable or uncollectible, in whole or in part, as against Borrower). 5. Guarantor hereby waives marshaling of assets and liabilities, rights of offset, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any liability to which it applies or may apply, acceleration, presentment, demand for payment, protest, notice of non-payment, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and demands, collection suit or the taking of any other action by Lender. Guarantor expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the State of Texas, including, without limitation, any rights it may have pursuant to Rule 31, Texas Rules of Civil Procedure, Chapter 43 of the Texas Civil Practice and Remedies Code and Section 17.001, Texas Civil Practice and Remedies Code. Further, Guarantor expressly waives all rights, remedies, claims and defenses based upon or related to Sections 51.003, 51.004 and 51.005 of the Texas Property Code, to the extent the same pertain or may pertain to any enforcement of this Guaranty. 6. This is an absolute guaranty of payment and not of collection, and Guarantor waives any right to require that any action be brought against Borrower or any other Person. All waivers herein contained will be without prejudice to Lender at their option to proceed against Borrower or any other Person, whether by separate action or by joinder. This is a continuing guaranty, and all extensions of credit and financial accommodations heretofore, concurrently herewith or hereafter made by Lender to Borrower will be conclusively presumed to have been made in acceptance of and reliance on this Guaranty. 7. This Guaranty is an absolute and unconditional guaranty of the payment and performance of the Guaranteed Obligations, is irrevocable and will continue in full force and effect until payment in full of the Guaranteed Obligations. Guarantor will remain fully liable hereunder notwithstanding the death of, or complete or partial release for any cause of, any one or more of Guarantor (if more than one), or of Borrower or of anyone liable in any manner for the liabilities (including those hereunder) incurred directly or indirectly in respect thereof or hereof, and CONTINUING GUARANTY (CARVE OUT), PAGE 4 notwithstanding the dissolution, termination or change in personnel of any one or more of Guarantor (if more than one). 8. Guarantor agrees that so long as all or any part of the Guaranteed Obligations remains unpaid and/or unperformed: (a) Lender may determine in its sole discretion which remedy to pursue and Lender may pursue any one or more remedies without prejudice to the right of Lender to pursue any other remedy (including enforcement and collection of this Guaranty), (b) except as expressly provided herein or agreed to by Lender, the receipt of sums by Lender through pursuit of any one or more remedies will not prejudice the right of Lender to receive payment of sums through pursuit of any other remedy, and the rights of Lender under the Loan Documents are cumulative, (c) realization upon the collateral security or guaranties and the other obligations provided for in any Loan Documents and application of the proceeds thereof to reduce the Guaranteed Obligations will not affect or impair Lender’s right to seek enforcement of any other Loan Documents in accordance with their respective terms, and (d) Lender may apply any sums realized through pursuit of any remedy toward payment of principal, interest and other expenses owing by Borrower, by Guarantor or by any other obligor or surety in such order of priority and manner as Lender may elect in its sole discretion. 9. Guarantor (jointly and severally if more than one) represents and warrants to Lender that: (a) Guarantor, if a legal entity, is duly organized, legally existing and in good standing under the laws of the State of its organization and is duly qualified and/or registered to do business in each jurisdiction where it is required to do so by applicable law, (b) this Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms; (c) the execution, delivery and performance of this Guaranty (i) do not and will not violate any agreement, certificate or instrument by which Guarantor or its property may be bound, (ii) do not and will not violate or conflict with any law, governmental rule or regulation or any judgment, writ, order, injunction, award or decree of any court, arbitrator, administrative agency or other governmental authority applicable to Guarantor or any indenture, mortgage, contract, agreement or other undertaking to which Guarantor is a party or by which Guarantor may be bound or affected, and (iii) do not and will not require any consent of any other Person or any consent, license, permit, authorization or other approval of, registration with, any giving of notice to or any exemption by, any court, arbitrator, administrative agency or other governmental authority, (d) there is no action, suit or proceeding pending or, to the knowledge of Guarantor, threatened against or affecting Guarantor before any court or administrative agency which might result in any material adverse change in the business or financial condition of Guarantor, (e) Guarantor has filed all federal and state tax returns which are required to be filed, and has paid all taxes as shown on said returns and all assessments against the property of Guarantor to the extent that such taxes and assessments have become due and payable, (f) Guarantor is not a party to any contract or agreement which materially and adversely affects the business, property or assets, or financial condition of Guarantor, (g) all information supplied and statements made to Lender by or on behalf of Guarantor prior to, contemporaneously with or subsequent to the execution of this Guaranty are and will be true, correct, complete, valid and genuine, (h) all financial statements and applications for credit furnished to Lender by or on behalf of Guarantor fully and accurately present the financial condition of the subject thereof as of the dates thereof and for the periods then ended, (i) no material adverse change has occurred in the financial condition reflected in such financial statements and applications for credit since the respective dates thereof, (j) Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental authority, or in the payment of any indebtedness for borrowed money or under the terms or provisions of any agreement or instrument evidencing or securing any such indebtedness, (k) the execution and delivery of this Guaranty to Lender will directly or indirectly CONTINUING GUARANTY (CARVE OUT), PAGE 5 benefit Guarantor, (l) Guarantor is the beneficial owner of a direct or indirect interest in Borrower and is an Affiliate of Borrower and the value of the consideration and benefit received and to be received by Guarantor, directly or indirectly, as a result of Lender’s extension of credit to Borrower is a substantial and direct benefit to Guarantor, (m) all of the assets listed on Guarantor’s financial statements delivered to Lender and to be delivered to Lender are available to pay the Guaranteed Obligations without the joinder of any other party, and (n) no representation or warranty contained in this Guaranty and no statement contained in any certificate, schedule, list, financial statement or other instrument furnished to Lender contains, or will contain, any untrue statement of material fact or omits or will omit, to state a material fact necessary to make the statement contained herein or therein not misleading. 10. Guarantor will furnish to Lender all such financial statements and other information relating to the financial condition, properties and affairs of Guarantor as required by the Loan Agreement Additionally, Guarantor will: (a) at all times, maintain a Net Worth of at least $40,000,000.00. 11. If an Event of Default exists, the holder or holders of the Guaranteed Obligations may, at its or their option, declare the unpaid balance of the Guaranteed Obligations, together with all interest then accrued thereon, to be immediately due and payable, and thereupon the Guaranteed Obligations will immediately be due and payable without presentation, notice of protest, other notice of dishonor, notice of intent to accelerate, or notice of acceleration, all of which are hereby expressly waived by Guarantor. 12. All property of Guarantor now or hereafter in the possession or custody of or in transit to Lender for any purpose, including safekeeping, collection or pledge, for the account of Borrower or Guarantor, or as to which Guarantor may have any right or power, will be held by Lender subject to a lien and security interest in favor of Lender to secure payment and performance of all obligations and liabilities of Guarantor to Lender hereunder. The balance of every account of Guarantor with, and each claim of Guarantor against, Lender and any Lender existing from time to time will be subject to a lien and subject to set-off against any and all liabilities of Guarantor to Lender and such Lender, and Lender may, at any time and from time to time at their option and without notice, appropriate and apply toward the payment of any of such liabilities the balance of each such account or claim of Guarantor against Lender and/or such Lender, as applicable. If a particular security instrument expressly requires an application different from that permitted under the preceding sentence, proceeds realized by Lender from such security instrument will be applied as provided in such instrument. 13. Guarantor expressly subordinates its rights to payment of any indebtedness owing from Borrower to Guarantor, whether now existing or arising at any time in the future, to the prior right of Lender to receive or require payment in full of the Guaranteed Obligations and until payment and performance in full of the Guaranteed Obligations (and including interest accruing after any petition under the Bankruptcy Code, which post-petition interest Guarantor agrees will remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in proceedings under the Bankruptcy Code generally). Notwithstanding anything to the contrary contained herein, Guarantor will not have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Obligations of Borrower, until the Obligations of Borrower have been fully and finally paid, whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that Guarantor will not be deemed to be a “creditor” (as defined in Section 101 of the Bankruptcy Code) of CONTINUING GUARANTY (CARVE OUT), PAGE 6

Borrower by reason of the existence of this Guaranty in the event that Borrower or Guarantor becomes a debtor in any proceeding under the Bankruptcy Code. This waiver is given to induce Lender to make the Loan. 14. Guarantor hereby assigns and grants to Lender for the benefit of Lender a security interest in all indebtedness and security, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender will have the right to prove its claim in any such proceeding so as to establish its rights hereunder and will have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default will have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Obligations of Borrower have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section, Guarantor will have absolutely no dominion over the same except to pay it immediately to Lender. Guarantor will promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section. 15. No delay on the part of Lender in exercising any right hereunder or failure to exercise the same will operate as a waiver of such right, nor will any single or partial exercise of any right, power or privilege bar any further or subsequent exercise of the same or any other right, power or privilege. 16. This Guaranty will not be changed orally, but will be changed only by agreement in writing signed by the person against whom enforcement of such change is sought. 17. Any notice, request or other communication required or permitted to be given hereunder will be given in accordance with the notice provisions of the Loan Agreement to the Guarantor’s address set forth on the signature page hereof. 18. The masculine and neuter genders used herein will each include the masculine, feminine and neuter genders and the singular number used herein will include the plural number. The words “person” and “entity” will include individuals, corporations, partnerships, joint ventures, associations, joint stock companies, trusts, unincorporated organizations, and governments and any agency or political subdivision thereof. 19. This Guaranty will be binding upon Guarantor, its heirs, devisees, executors, administrators, personal representatives, trustees, receivers, successors and assigns and will inure to the benefit of, and be enforceable by, Lender and its successors and assigns and each and every other person who will from time to time be or become the owner or holder of any of the Guaranteed Obligations, and each and every reference herein to “Lender” will also include each and every successor or holder. Guarantor will not assign its obligations hereunder without the prior written consent of Lender. This Guaranty may be executed in multiple counterparts, and each counterpart executed by any party will be deemed an original and will be binding upon the Person executing the same, irrespective of whether any other Guarantor has executed that or any other counterpart of this Guaranty. Production of any counterpart other than the one to be enforced will not be required. CONTINUING GUARANTY (CARVE OUT), PAGE 7

20. This Guaranty and the rights and obligations of the parties hereunder will in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Texas. Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any State or federal court sitting in the County of Harris, State of Texas, over any suit, action or proceeding arising out of or relating to this Guaranty. 21. Nothing herein will be construed to cancel, amend, discharge or limit any other guaranty or similar obligation executed by Guarantor in favor of Lender. 22. Lender will be entitled, in its sole discretion, to image or make copies of all or any selection of the agreements, instruments, documents, and items and records governing, arising from or relating to any of Borrower's or Guarantor’s loans, including, without limitation, the Loan Documents, and Lender may destroy or archive the paper originals. Guarantor (a) waives any right to insist or require that Lender produce paper originals, (b) agrees that such images will be accorded the same force and effect as the paper originals, (c) agrees that Lender is entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or other proceedings, and (d) further agrees that any executed facsimile (faxed), scanned, or other imaged copy of the Loan Documents will be deemed to be of the same force and effect as the original manually executed document. 23. Guarantor will (a) promptly correct any defect, error or omission in this Guaranty, and (b) execute, acknowledge, deliver, record, and/or file such further instruments and perform such further acts and provide such further assurances as may be necessary, desirable or proper, in Lender’s opinion, to carry out the purposes hereof. 24. IN ACCORDANCE WITH SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, THE PARTIES ACKNOWLEDGE THAT THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. CONTINUING GUARANTY (CARVE OUT), PAGE 8

Guarantor has executed this Guaranty on the date of acknowledgement below to be effective as of the date first above written. GUARANTOR: /s/ Corey R. Maple COREY R. MAPLE Address for Notice: 1635 43rd Street S, Suite 205 Fargo, ND 58103 CONTINUING GUARANTY (CARVE OUT), PAGE 9